Exhibit 10.5

January 17, 2014

Dr. Steve N. Slilaty
Sunshine Biopharma, Inc.
469 Jean-Talon West
3rd Floor
Montreal, Quebec, Canada H3N 1R4

Dear Dr. Slilaty:

The undersigned, a beneficial owner of _______________ shares of Common Stock of Sunshine Biopharma, Inc., a Colorado corporation (the "Company"), par value $0.001 per share (the "Common Stock"), agrees, for the benefit of the Company, that he will not offer to sell, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of the Common Stock of the Company owned by him, or by reason of any stock split or other distribution of stock, or grant options, rights or warrants with respect to any such shares of Common Stock, until one year following the effective date of the Company’s S-4 registration statement filed with the US Securities and Exchange Commission..  Furthermore, the undersigned will permit all certificates evidencing his or its shares to be endorsed with the appropriate restrictive legends and will consent to the placement of appropriate stop transfer orders with the transfer agent of the Company.

Very truly yours,

______________________________

______________________________
Please Print Name(s)